EXHIBIT 10.23

AMENDMENT TO

CHANGE IN CONTROL AGREEMENT

THIS AMENDMENT TO CHANGE IN CONTROL AGREEMENT (this “Amendment”) between Waste Industries USA, Inc., a North Carolina corporation (the “Company”), and                          (the “Employee”), is made as of this 15th day of January, 2007.

RECITALS

A. The Company and the Employee are parties to that certain Change in Control Agreement made as of April 30, 2003 (the “Agreement”).

B. Pursuant to Section 6(c) of the Agreement, the Company and the Employee wish to amend the Agreement as set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals and mutual covenants herein contained, it is hereby agreed by and between the Company and the Employee as follows:

1. Section 1(e) in the Agreement shall be deleted in its entirety and the following new Section 1(e) shall be substituted in lieu thereof:

For purposes of this Agreement, the “Restricted Area” shall mean the area within a one hundred (100) mile radius of each place of business of the Company including, without limitation, the Company’s home office, division offices, local and branch offices, landfills, transfer stations and recycling centers.

2. Except as specifically set forth herein, the Agreement shall remain in full force and effect.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Employee has hereto set his hand and the Company has caused this Amendment to be executed in its name and on its behalf, and its corporate seal to be hereunto fixed and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.

WASTE INDUSTRIES USA, INC.

ATTESTED:	By:
Jim W. Perry
President and CEO

Secretary

[CORPORATE SEAL]

WITNESSED:	EMPLOYEE:

Name:	Name:

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